                                                                    EXHIBIT 10.9
                                                                    ------------

                         REGISTRATION RIGHTS AGREEMENT



     This Registration Rights Agreement (the "Agreement") is made and entered into as of March 17, 1997 by and among JFAX Communications, Inc., a Delaware corporation (the "Company"), and the holders of Registrable Securities (the "Holders") signatory to this Agreement.

     This Agreement is made pursuant to the Investment Agreement (the "Investment Agreement") dated as of March __, 1997 by and among the Company and certain Persons including the Holders pursuant to which Orchard/JFAX Investors, L.L.C. ("Orchard L.L.C.") is purchasing certain shares of Common Stock of the Company, Boardrush LLC ("LLC") is making a secured borrowing from the Company and certain related transactions are provided for. In order to induce the Holders to enter into the Investment Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders. The execution and delivery of this Agreement is called for in the Investment Agreement.

     The parties hereby agree as follows:

     1.   Certain Definitions.
          -------------------

          As used in this Agreement, certain terms (not otherwise defined herein) shall have the meanings set forth in the Investment Agreement, and the following terms shall have the following respective meanings:

          Affiliate of a specified Person means any other Person that directly,
          ---------
or indirectly through one or more intermediates, controls, is controlled by or is under common control with the Person specified, or who holds or beneficially owns 50% or more of the equity interest in the Person specified or 50% or more of the voting securities of the Person specified. A managed account of a Person is also an Affiliate of such Person. Notwithstanding the foregoing, solely for the purposes of Section 8, John F. Rieley, Nehemia Zucker and Anand Narasimhan shall be deemed an Affiliate of LLC.

          Commission means the Securities and Exchange Commission.
          ----------

          Company means JFAX Communications, Inc., a Delaware corporation or any
          -------
successor to it or to its business.

          Common Stock  means (except where the context otherwise indicates) the
          ------------
Common Stock of the Company, par value $.01 per share, as constituted as of the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor corporation or acquiring corporation of the Company that may be acquired by holders of the previous Common Stock.

          Continuously Effective means, with respect to a specified registration
          ----------------------
statement, that it shall not cease to be effective and available for transfers of Registrable Securities thereunder for longer than any forty-five (45) consecutive Business Days prior to the Expiration Date.

          Exchange Act means the Securities Exchange Act of 1934, as amended, or
          ------------
any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder.

          Expiration Date means the earlier of (i) the tenth (10th) anniversary
          ---------------
of the date of this Agreement or (ii) the date on which no Holder holds any Registrable Securities.

          Holders shall have the meaning set forth in the first paragraph
          -------
hereof, and as the context may require shall include their respective successors and assigns provided that the registration rights hereunder shall only be available to the initial Holders, their Affiliates and their Transferees.

          Investment Agreement shall have the meaning set forth in the second
          --------------------
paragraph hereof.

          LLC shall have the meaning set forth in the second paragraph hereof.
          ---

          Orchard L.L.C. shall have the meaning set forth in the second
          --------------
paragraph hereof.

          Person means any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, limited liability company, trust, unincorporated organization or governmental or other agency or political subdivision thereof.

          Piggyback Registration shall have the meaning set forth in Section
          ----------------------
2(b).

          Registrable Securities means any shares of Common Stock of the Company
          ----------------------
owned by a Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) such securities shall have been disposed of pursuant to an effective registration statement, (y) such securities shall have been transferred to any Person other than the Holders pursuant to Rule 144 (or any successor provision) or shall be transferable pursuant to paragraph (k) thereof (or any successor provision) under the Securities Act, or (z) they shall have ceased to be held by the Holders or any Affiliate of the Holders or any Transferee of the Holders or their Affiliates.

          Registration Expenses means all expenses incident to the performance
          ---------------------
of or compliance with the registration rights granted herein, including, without limitation, all registration, filing, listing and NASD fees, all fees and expenses of complying with securities or blue sky laws,

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all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and expenses of the Company's counsel, the reasonable fees and expenses of one counsel for the Selling Holders chosen by a majority in interest of them, the fees and expenses of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities; provided, however, that Registration Expenses shall not
                       --------  -------
include underwriting discounts, commissions and transfer taxes, if any, applicable to the Registrable Securities all of which shall be borne by the Selling Holders.

          Securities Act means the Securities Act of 1933, as amended, or any
          --------------
successor statute thereto, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

          Selling Holders means those Holders who are participating in a
          ---------------
registration pursuant to Section 2 hereof and who are selling Registrable Securities thereunder.

          Shares means the Company's Common Stock.
          ------

          Transferee shall mean the first holder of Registrable Securities by a
          ----------
transfer from a Holder or an Affiliate of a Holder provided, however, that a Person acquiring such Registrable Securities pursuant to a transfer under an effective registration statement or pursuant to a sale under Rule 144 (or any successor provision) shall not be a Transferee.

          Underwriters' Representative shall mean the managing underwriter, or,
          ----------------------------
in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

          Violation shall have the meaning set forth in Section 6(a).
          ---------

     2.   Registration Rights.
          -------------------

          (a) Initial Registration.  The Company shall have sole discretion to
              --------------------
determine the timing for its initial public offering, if any, and shall further have the sole discretion, in consultation with any underwriter or underwriters for such offering, to determine the amount and allocation of Registrable Securities of any Holder or Holders to be included in the registration for such initial public offering. In making such determinations, the Company shall be guided by its evaluation of the overall best interest of the Company and its stockholders generally and the desirability of achieving a successful initial public offering. Within these parameters, and without limiting its discretion under this Section 2(a), the Company will give appropriate consideration to inclusion of the Registrable Securities of the Holders in such initial public offering.

          (b) Subsequent Registrations.  In the event that, subsequent to its
              ------------------------
initial public offering as aforesaid and prior to the Expiration Date, the Company intends to register shares of its Common Stock under the Securities Act, on a registration form and pursuant to a plan of distribution that would reasonably permit inclusion of the Registrable Securities of the Holders (any such registration, a "Piggyback Registration"), the Company will promptly give to each of the Holders written notice thereof and use its reasonable efforts to include in such registration all of the Registrable Securities that are specified in a written notice given to the Company by each such Holder within ten (10) business days after the date the notice is given by the Company, unless the Company reasonably determines that, or the managing underwriter or underwriters advise the Company that, a limitation on the total number of Registrable Securities to be included in such registration is advisable. In such case, the Company will include in such registration such number of Registrable Securities, together with such number of shares of Common Stock as are proposed to be sold by the Company, allocated according to the following priorities: (1) first, the shares of Common Stock that the Company proposes to sell pursuant to such registration and (2) second, the number of Registrable Securities that the Holders proposed to sell pursuant to such registration. As to each Holder, if a reduction is required, the allocation shall be made pro rata according to the number of Registrable Securities initially requested to be included therein by the Holders. The Company shall have full discretion to delay or postpone or to place in abeyance any registration pursuant to this Agreement if the Company reasonably determines that it should not be made or continued because it would materially interfere with any financing, acquisition, corporate reorganization or merger or any other significant corporate transaction involving the Company, and the Holders agree to comply and cooperate with the Company's decisions in this regard, pending the Company's determination to resume such registration.

          (c) Registration Statement Form.  The Company may, if permitted by
              ---------------------------
law, effect any registration requested hereunder by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement).

          (d) Expenses.  The Company shall pay all Registration Expenses
              --------
incurred in connection with the registration of Registrable Securities pursuant to Section 2(a) or 2(b).

          (e) Effective Registration Statement.  Any registration pursuant to
              --------------------------------
this Agreement shall not be deemed to have been effected unless it has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

          (f) Conflicting Instructions from Holders.  (i) The Company may rely
              -------------------------------------
and shall be protected in relying upon any resolution, certificate, opinion, request, communication, demand, receipt or other paper or document in good faith believed by it to be genuine and to have been signed or presented by the proper party or parties. The Company may act in reliance upon the advice of its counsel in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice.

                 (ii) In the event the Company receives conflicting instructions regarding any action to be taken or withheld hereunder, the Company may suspend further action relating to such action until such time as the conflicting instructions are resolved by the parties giving the same or until the Company is instructed to take or withhold the requested action by a final order from which no appeal may be taken issued by a court of competent jurisdiction.

    3.   Registration Procedures.
         -----------------------

          (a) Whenever the Company effects the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions herein, will use its reasonable efforts to:

                 (i) prepare and file with the Commission the requisite registration statement to effect such registration and to cause such registration to become effective;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement Continuously Effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement or, if earlier, until the Expiration Date;

                 (iii) furnish to the Selling Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, in each case, as the Selling Holders may reasonably request;

                 (iv) register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, to keep such registration statement qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Selling Holders, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;


                 (v) in any underwritten offering, and if reasonable and customary in the context of such offering, use its reasonable efforts to furnish to the Selling Holders a signed counterpart, addressed to the Selling Holders as seller of Registrable Securities (and the underwriters, if any), of

                           (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory to the Selling Holders in their reasonable judgment, and

                           (y) a "comfort" letter, reasonably satisfactory to the Selling Holders dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such seller or such Holder (or the underwriters, if any) may reasonably request;

                 (vi) immediately notify the Selling Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Selling Holders promptly prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                 (vi) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file (or withdraw or correct) any amendment or supplement to such registration statement or prospectus to which the Selling Holders shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder.

                 (vi) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                 (ix) list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

          (b) As a condition of these Registration Rights, the Company may require the Selling Holders, at their own expense, to furnish the Company with such information and undertakings regarding such Holders and the distribution of such securities as the Company may from time to time reasonably request in writing, and the Holders, by their execution hereof, agree to provide such information and make such undertakings as are requested.

          (c) The Selling Holders agree (A) that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vi) of Section 3(a), the Selling Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Selling Holders' receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vi) of Section 3(a) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in the Selling Holders' possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that they will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by the Selling Holders to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (d) Notwithstanding anything in this Agreement to the contrary, the Company will not be required to file any registration statement hereunder if it receives an opinion of counsel in form and substance reasonably satisfactory to the Selling Holders, or counsel to the Selling Holders, to the effect that the sale of the Registrable Securities in the manner contemplated by the Selling Holders may be effected without registration regardless of the identity or status of the buyer(s) of such Registrable Securities. Also, the Company will not be required to file any registration statement to cover Registrable Securities that are already registered pursuant to a previous registration statement that is effective and available for use by the Holders of such Registrable Securities to effect sales thereof at such time.

     4.   Underwritten Offerings.
          ----------------------

          (a)    Underwritten Offerings. If requested by the underwriters for
                 ----------------------
any underwritten offering including the Selling Holders pursuant to a registration under Section 2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Company, the Selling Holders and the underwriters and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent substantially as provided in Section 6. The Selling Holders shall be a party to such underwriting agreement and may, at their option (reasonably exercised), require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Selling Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Selling Holders.

          (b)    Selection of Underwriters. If a registration pursuant to
                 -------------------------
Section 2 involves an underwritten offering, then the Company will be entitled to select the underwriter or underwriters and the Underwriters' Representative therefor.

          (c)    Holdback Agreements.  (i) Each Holder agrees, if so required by
                 -------------------
the Company or the Underwriters' Representative, not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during a reasonable period prior to and the 90 days after any firm commitment underwritten registration pursuant to Section 2 has been priced (except as part of such registration), whether or not the Holder participates in such registration.

     5.   Preparation, Reasonable Investigation.
          -------------------------------------

          In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Selling Holders, the underwriters, if any, and their respective counsel and accountants, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

     6.   Indemnification; Contribution.  If any Registrable Securities are
          ------------------------------
included in a registration statement under this Agreement:

          (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or any other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

                  (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                  (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the indemnification
                                 --------  -------
required by this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity
              --------  -------
agreement contained in this Section 6 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

          (b) To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or any other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required
                        --------  -------
by this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 6(b) exceed the gross proceeds from the applicable offering received by such Selling Holder.

          (c)     Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 6, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel at its own expense except as provided below. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 6. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within sixty (60) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder, but in such event such amounts shall be refunded). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification required by this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 6:

                  (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(a) and Section 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (e) If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 6 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 6(d).

          (f) The obligations of the Company and the Selling Holders of Registrable Securities under this Section 6 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     7.   Covenants of the Company.  The Company hereby agrees and covenants as
          ------------------------
follows:

                  The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If, after the Company has first become a reporting company under the Exchange Act, thereafter the Company is not required to file reports pursuant to the Exchange Act, thereupon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to transfer Registrable Securities to a Transferee without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

     8.   Tag-Along Rights.  Orchard L.L.C. hereby agrees as follows, solely for
          ----------------
the benefit of LLC and its Affiliates, and without affecting the other provisions of this Agreement with respect to registration rights. During the period from the date hereof and until the Company effects its initial public offering as referred to in Section 2(a) above, if Orchard L.L.C. shall intend to dispose of any of its Registrable Securities, in a private transaction or transactions involving negotiation with a discreet number of parties, then Orchard L.L.C. shall use its reasonable efforts to include the Registrable Securities of LLC and its Affiliates in such transaction, on the same or substantially the same terms as are available to Orchard L.L.C., and so that, if the amount of securities to be disposed of must be limited, LLC and its Affiliates shall be permitted to dispose of the same proportion of their Registrable Securities as the proportion being disposed of by Orchard L.L.C. In order to effectuate this provision, Orchard L.L.C. shall give prior written notice thereof to LLC and its Affiliates who are parties to this Agreement, and they (in coordination with LLC) shall be given a period of ten (10) business days after such notice to advise Orchard L.L.C. as to their interest in disposing of their Registrable Securities on the terms proposed. This provision shall cease to be applicable when the Company has effected its initial public offering and shall further not be applicable to any disposition or dispositions by Orchard L.L.C. amounting cumulatively to less than 15% of the total number of outstanding shares of the Common Stock of the Company. This provision shall not give LLC or its Affiliates any rights to participate in the negotiations by Orchard L.L.C. of any such transaction, their sole rights being to participate on the same or substantially the same terms, if they choose to do so, as negotiated by Orchard L.L.C. For purposes of this provision, any disposition of Registrable Securities by Orchard L.L.C. shall include dispositions by its Affiliates other than the Company and its subsidiaries.

     9.   Miscellaneous.
          -------------

          9.1     Specific Performance. The parties hereto acknowledge that
                  --------------------
there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, may be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

          9.2     Notices. All notices, requests, claims, demands, waivers and
                  -------
other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

                  (a) The Holders at the addresses indicated on the signature page hereof.

                  (b)     The Company at:

                          JFAX Communications, Inc.
                          225 Lafayette Street, Suite 501
                          New York, NY 10012
                          Attention: Chief Executive Officer
                          Facsimile Number:  (212) 253-4321

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          9.3     Law Governing. THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

          9.4     Attorneys' Fees. In any action or proceeding brought to
                  ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

          9.5     Headings. The descriptive headings of the several Sections and
                  --------
paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

          9.6     Entire Agreement; Amendments.  This Agreement and the other
                  ----------------------------
writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holder or Holders concerned. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 9.6, whether or not any such Registrable Securities shall have been marked to indicate such consent.

          9.7     Assignability. This Agreement shall be binding upon and inure
                  -------------
to the benefit of the respective successors and assigns of the parties hereto provided, however, that the registration rights hereunder shall only be available to the initial Holders, their Affiliates and to their Transferees.

          9.8     Counterparts.  This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.9     Validity, Due Authorization.  By its execution hereof, the
                  ---------------------------
Company represents and warrants that it has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and that it has taken all appropriate and necessary corporate action to authorize the transactions contemplated hereby and the execution, delivery and performance of this Agreement.

                                              JFAX COMMUNICATIONS, INC.

                                              By:      /s/  Jens Muller
                                                       -------------------
                                                       Name:  Jens Muller
                                                       Title: President
HOLDERS:

Orchard/JFAX Investors, L.L.C.              Address:
                                            c/o Orchard Capital Corp.
By:  /s/  Richard S. Ressler                10960 Wilshire Blvd., Suite 500
     ---------------------------------      Los Angeles, CA  90024
     Name:  Richard S. Ressler              Fax:  (310) 201-4351
     Title: Manager

Boardrush LLC                               Address:
                                            244 Madison Avenue, Suite 191
                                            New York, NY  10016
By:  /s/  Jens Muller                       Attn:  Mr. Jaye Muller
     ---------------------------------      Fax:  (212) 253-4123
     Name:  Jens Muller
     Title: Manager

                                            c/o Boardrush LLC

/s/  Jens Muller
---------------------------------------
       Jens Muller

                                            c/o Boardrush LLC

/s/  John F. Rieley
---------------------------------------
       John F. Rieley
                                            c/o JFAX Communications, Inc

/s/  Nehemia Zucker
----------------------------------------
       Nehemia Zucker

                                            c/o JFAX Communications, Inc.

/s/  Anand Narasimhan
-----------------------------------------
      Anand Narasimhan
                                            The address of JFAX Communications,
                                            Inc. currently set forth in Section
                                            9.2 hereof.